SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant                              [ X ]

Filed by a party other than the registrant           [   ]

Check the appropriate box:

[  ]     Preliminary proxy statement                 [   ] Confidential, for
                                                            use of the
                                                            Commission only
                                                            (as permitted
                                                            Rule 14a-6(e)(2)

[ X ]    Definitive proxy statement

[   ]    Definitive additional materials

[   ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                (Name of Registrant as Specified in Its Charter)

                    TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

                   (Name of Person(s) Filing Proxy Statement)

                    TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

Payment of filing fee (Check the appropriate box):

[ X ]    No fee required.

[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         O-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined.)

         (4)       Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[  ] Fee paid previously with preliminary material.

[  ] Check box if any part of the fee is offset as  provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:

         (2)  Form, schedule or registration statement no.:

         (3)  Filing party:

         (4)  Date filed:

Franklin Templeton Logo

                  TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

                      IMPORTANT SHAREHOLDER INFORMATION

This document announces the date, time and location of the annual shareholders meeting, identifies the proposals to be voted on at the meeting, and contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendations on pages 1 and 2.

WE URGE YOU TO SPEND A FEW MINUTES WITH THE PROXY STATEMENT REVIEWING THE PROPOSALS AT HAND. THEN, FILL OUT YOUR PROXY CARD AND RETURN IT TO US. WHEN SHAREHOLDERS DON'T RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE HAVE TO INCUR THE EXPENSE OF FOLLOW-UP SOLICITATIONS, WHICH CAN COST YOUR FUND MONEY. WE WANT TO KNOW HOW YOU WOULD LIKE TO VOTE AND WELCOME YOUR COMMENTS. PLEASE TAKE A FEW MINUTES WITH THESE MATERIALS AND RETURN YOUR PROXY TO US. IF YOU HAVE ANY QUESTIONS, CALL THE FUND INFORMATION DEPARTMENT AT 1-800/DIAL BEN.

Franklin Templeton Logo

                  TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

                NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting ("Meeting") of shareholders of Templeton Global Governments Income Trust (the "Trust") will be held at 500 East Broward Blvd., 12th Floor, Ft. Lauderdale, Florida 33394-3091 on Tuesday, March 25, 1997 at 10:00 A.M.
(EST).

During the Meeting, shareholders of the Trust will vote on four proposals:

1. The election of Trustees of the Trust to hold office for the terms specified;

2. The ratification or rejection of the selection of McGladrey & Pullen, LLP as independent auditors of the Trust for the fiscal year ending August 31, 1997;

3. The approval or rejection of a shareholder proposal to amend the Trust's Declaration of Trust to convert the Trust from a closed-end investment company to an open-end investment company; and

4. The transaction of any other business that may properly come before the Meeting.


                                        By order of the Board of  Trustees,


                                        Barbara  J.  Green,
                                        Secretary

February 10, 1997

--------------------------------------------------------------------------------

MANY SHAREHOLDERS HOLD SHARES IN MORE THAN ONE TEMPLETON FUND AND WILL RECEIVE PROXY MATERIAL FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

--------------------------------------------------------------------------------

                  TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

                               PROXY STATEMENT

o INFORMATION ABOUT VOTING:

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on December 27, 1996 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote on all matters presented at the Meeting. The Notice of Meeting, the proxy, and the proxy statement were mailed to shareholders of record on or about February 10, 1997.

ON WHAT ISSUES AM I BEING ASKED TO VOTE?

You are being asked to vote on four proposals:

1. The election of four nominees to the position of Trustee;

2. The ratification or rejection of the selection of McGladrey & Pullen, LLP as independent auditors of the Trust for the fiscal year ending August 31, 1997;

3. The approval or rejection of a shareholder proposal to amend the Trust's Declaration of Trust to convert the Trust from a closed-end investment company to an open-end investment company; and

4. The transaction of any other business that may properly come before the Meeting.

HOW DO THE TRUST'S TRUSTEES RECOMMEND THAT I VOTE?

The Trustees recommend that you vote:

1. FOR the election of nominees;

2. FOR the ratification of the selection of McGladrey & Pullen, LLP as independent auditors of the Trust;

3. AGAINST the amendment of the Trust's Declaration of Trust to convert the Trust from a closed-end investment company to an open-end investment company; and

4. FOR the proxyholders to vote, at their discretion, on any other business that may properly come before the Meeting.

HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

You may attend the Meeting and vote in person or you may complete and return the attached proxy. Proxies that are signed, dated and received by the close of business on Monday, March 24, 1997 will be voted as specified. If you specify a vote for any of Proposals 1 through 4, your proxy will be voted as you indicated. If you simply sign and date the proxy, but don't specify a vote for any of Proposals 1 through 4, your shares will be voted in favor of the nominees for Trustee (Proposal 1), in favor of ratifying the selection of McGladrey & Pullen, LLP as independent auditors (Proposal 2), against the amendment of the Trust's Declaration of Trust to convert the Trust from a closed-end investment company to an open-end investment company (Proposal 3), and/or in accordance with the discretion of the persons named in the proxy as to any other matters (Proposal 4).

CAN I REVOKE MY PROXY?

You may revoke your proxy at any time before it is voted by (1) delivering a written revocation to the Secretary of the Trust, (2) forwarding to the Trust a later-dated proxy that is received by the Trust at or prior to the meeting, or
(3) attending the Meeting and voting in person.

o THE PROPOSALS:

1. ELECTION OF TRUSTEES:

HOW ARE NOMINEES SELECTED?

The Board of Trustees of the Trust (the "Board") established a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr. and Gordon S. Macklin. The Committee is responsible for the selection, nomination for appointment and election of candidates to serve as Trustees of the Trust. The Committee will review shareholders' nominations to fill vacancies on the Board, if these nominations are in writing and addressed to the Committee at the Trust's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

WHO ARE THE NOMINEES AND TRUSTEES?

The Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires. Betty P. Krahmer, Nicholas F. Brady, Charles B. Johnson and Edith E. Holiday have been nominated for three-year terms, set to expire at the 2000 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. All of the nominees are currently members of the Board and all of the current Trustees are also directors or trustees of other investment companies in the Franklin Group of Funds and the Templeton Group of Funds (the "Franklin Templeton Group of Funds").

Certain nominees and Trustees of the Trust hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr. who own approximately 20% and 16%, respectively, of its outstanding shares. Resources is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). The Trust's investment manager and fund administrator are wholly owned subsidiaries of Resources. There are no family relationships among any of the Trustees or nominees for Trustee other than Charles B. Johnson and Rupert H. Johnson, Jr., who are brothers.

Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy will vote in their discretion for another person or other persons who may be nominated as Trustees.


Listed below, for each nominee and Trustee, is a brief description of recent professional experience as well as each such person's ownership of shares of the Trust and shares of all funds in the Franklin Templeton Group of Funds:


                                                                                             SHARES
                                                                                          BENEFICIALLY
                                                                                          OWNED IN THE
                                                                                            FRANKLIN
                                                                    SHARES BENEFICIALLY     TEMPLETON
                                                                    OWNED IN THE TRUST   GROUP OF FUNDS
                                       PRINCIPAL OCCUPATION           AND % OF TOTAL     (INCLUDING THE
       NAME AND OFFICES                  DURING PAST FIVE            OUTSTANDING AS OF    TRUST) AS OF
        WITH THE TRUST                    YEARS AND AGE              DECEMBER 15, 1996  DECEMBER 15, 1996
----------------------------- ------------------------------------ ------------------- ------------------
NOMINEES TO SERVE UNTIL 2000 ANNUAL MEETING OF SHAREHOLDERS:

BETTY P. KRAHMER              Director or trustee of various              100 (**)           75,812
 Trustee since 1990           civic associations;  formerly,
                              economic     analyst,     U.S.
                              government;  and  director  or
                              trustee    of   23   of    the
                              investment  companies  in  the
                              Franklin  Templeton  Group  of
                              Funds. Age 67.


NICHOLAS F. BRADY*            Chairman of Templeton Emerging                -0-              14,626
 Trustee since 1993           Markets  Investment Trust PLC;
                              chairman  of  Templeton  Latin
                              America  Investment Trust PLC;
                              chairman  of  Darby   Overseas
                              Investments,      Ltd.     (an
                              investment               firm)
                              (1994-present);  chairman  and
                              director of Templeton  Central
                              and  Eastern   European  Fund;
                              director of the  Amerada  Hess
                              Corporation,        Christiana
                              Companies,  and the H.J. Heinz
                              Company;  formerly,  Secretary
                              of    the    United     States
                              Department   of  the  Treasury
                              (1988-1993)  and  chairman  of
                              the  board of  Dillon,  Read &
                              Co. Inc.  (investment banking)
                              prior to 1988; and director or
                              trustee    of   23   of    the
                              investment  companies  in  the
                              Franklin  Templeton  Group  of
                              Funds. Age 66.


                                        4

                                                                                             SHARES
                                                                                          BENEFICIALLY
                                                                                          OWNED IN THE
                                                                                            FRANKLIN
                                                                    SHARES BENEFICIALLY     TEMPLETON
                                                                    OWNED IN THE TRUST   GROUP OF FUNDS
                                       PRINCIPAL OCCUPATION           AND % OF TOTAL     (INCLUDING THE
       NAME AND OFFICES                  DURING PAST FIVE            OUTSTANDING AS OF    TRUST) AS OF
        WITH THE TRUST                    YEARS AND AGE              DECEMBER 15, 1996  DECEMBER 15, 1996
----------------------------- ------------------------------------ ------------------- ------------------

CHARLES B. JOHNSON*           President,   chief   executive            1,000 (**)         1,088,337
 Chairman of the Board since  officer,   and   director   of
 1995 and Vice President      Franklin   Resources,    Inc.;
 since 1992                   chairman   of  the  board  and
                              director of Franklin Advisers,
                              Inc.  and  Franklin  Templeton
                              Distributors,  Inc.;  director
                              of  General  Host  Corporation
                              (nursery  and craft  centers),
                              Franklin  Templeton  Services,
                              Inc.  and  Franklin  Templeton
                              Investor  Services,  Inc.; and
                              officer    and/or    director,
                              trustee  or  managing  general
                              partner,  as the  case may be,
                              of most other  subsidiaries of
                              Franklin  Resources,  Inc. and
                              57 of the investment companies
                              in  the   Franklin   Templeton
                              Group of Funds. Age 64.


EDITH E. HOLIDAY              Director   (1993-present)   of               -0-                -0-
 Trustee since 1996           Amerada Hess  Corporation  and
                              Hercules         Incorporated;
                              director       of      Beverly
                              Enterprises,              Inc.
                              (1995-present) and H. J. Heinz
                              Company        (1994-present);
                              chairman   (1995-present)  and
                              trustee    (1993-present)   of
                              National     Child    Research
                              Center; formerly, assistant to
                              the  President  of the  United
                              States  and  Secretary  of the
                              Cabinet  (1990-1993),  general
                              counsel to the  United  States
                              Treasury            Department
                              (1989-1990),  and counselor to
                              the  Secretary  and  Assistant
                              Secretary  for Public  Affairs
                              and  Public  Liaison--  United
                              States   Treasury   Department
                              (1988-1989);  and  director or
                              trustee    of   15   of    the
                              investment  companies  in  the
                              Franklin  Templeton  Group  of
                              Funds. Age 44.

                                        5

                                                                                             SHARES
                                                                                          BENEFICIALLY
                                                                                          OWNED IN THE
                                                                                            FRANKLIN
                                                                    SHARES BENEFICIALLY     TEMPLETON
                                                                    OWNED IN THE TRUST   GROUP OF FUNDS
                                       PRINCIPAL OCCUPATION           AND % OF TOTAL     (INCLUDING THE
       NAME AND OFFICES                  DURING PAST FIVE            OUTSTANDING AS OF    TRUST) AS OF
        WITH THE TRUST                    YEARS AND AGE              DECEMBER 15, 1996  DECEMBER 15, 1996
----------------------------- ------------------------------------ ------------------- ------------------

TRUSTEES SERVING UNTIL 1999 ANNUAL MEETING OF SHAREHOLDERS:

FRED R. MILLSAPS              Manager      of       personal                -0-             445,471
 Trustee since 1990           investments    (1978-present);
                              director   of  various   other
                              business     and     nonprofit
                              organizations;       formerly,
                              chairman  and chief  executive
                              officer  of  Landmark  Banking
                              Corporation       (1969-1978),
                              financial  vice  president  of
                              Florida    Power   and   Light
                              (1965-1969),      and     vice
                              president   of   The   Federal
                              Reserve    Bank   of   Atlanta
                              (1958-1965);  and  director or
                              trustee    of   24   of    the
                              investment  companies  in  the
                              Franklin  Templeton  Group  of
                              Funds. Age 67.


JOHN Wm. GALBRAITH            President     of     Galbraith                -0-           3,117,234
 Trustee since 1995           Properties,   Inc.   (personal
                              investment company);  director
                              of Gulf West Banks, Inc. (bank
                              holding               company)
                              (1995-present);      formerly,
                              director  of  Mercantile  Bank
                              (1991-1995);  vice chairman of
                              Templeton,     Galbraith     &
                              Hansberger  Ltd.  (1986-1992),
                              and   chairman  of   Templeton
                              Funds     Management,     Inc.
                              (1974-1991);  and  director or
                              trustee    of   22   of    the
                              investment  companies  in  the
                              Franklin  Templeton  Group  of
                              Funds. Age 75.


                                        5

                                                                                             SHARES
                                                                                          BENEFICIALLY
                                                                                          OWNED IN THE
                                                                                            FRANKLIN
                                                                    SHARES BENEFICIALLY     TEMPLETON
                                                                    OWNED IN THE TRUST   GROUP OF FUNDS
                                       PRINCIPAL OCCUPATION           AND % OF TOTAL     (INCLUDING THE
       NAME AND OFFICES                  DURING PAST FIVE            OUTSTANDING AS OF    TRUST) AS OF
        WITH THE TRUST                    YEARS AND AGE              DECEMBER 15, 1996  DECEMBER 15, 1996
----------------------------- ------------------------------------ ------------------- ------------------

RUPERT H. JOHNSON, JR.        Executive  vice  president and              -0-            11,060,625
 Trustee and Vice President   director      of      Franklin
 since 1992                   Resources,  Inc.  and Franklin
                              Templeton Distributors,  Inc.;
                              president   and   director  of
                              Franklin    Advisers,    Inc.;
                              director of Franklin Templeton
                              Investor  Services,  Inc.  and
                              Franklin  Templeton  Services,
                              Inc.;   and   officer   and/or
                              director,  trustee or managing
                              general  partner,  as the case
                              may   be,   of   most    other
                              subsidiaries    of    Franklin
                              Resources,  Inc.;  and officer
                              and/or  director or trustee of
                              61 of the  various  investment
                              companies   in  the   Franklin
                              Templeton Group of Funds.  Age
                              56.


TRUSTEES SERVING UNTIL 1998 ANNUAL MEETING OF SHAREHOLDERS:


HARRIS J. ASHTON              Chairman    of   the    board,            500 (**)            290,183
 Trustee since 1992           president and chief  executive
                              officer   of   General    Host
                              Corporation (nursery and craft
                              centers);  a  director  of RBC
                              Holdings (U.S.A.) Inc. (a bank
                              holding   company)  and  Bar-S
                              Foods; and director or trustee
                              of   55  of   the   investment
                              companies   in  the   Franklin
                              Templeton Group of Funds.  Age
                              64.

                                        7

                                                                                             SHARES
                                                                                          BENEFICIALLY
                                                                                          OWNED IN THE
                                                                                            FRANKLIN
                                                                    SHARES BENEFICIALLY     TEMPLETON
                                                                    OWNED IN THE TRUST   GROUP OF FUNDS
                                       PRINCIPAL OCCUPATION           AND % OF TOTAL     (INCLUDING THE
       NAME AND OFFICES                  DURING PAST FIVE            OUTSTANDING AS OF    TRUST) AS OF
        WITH THE TRUST                    YEARS AND AGE              DECEMBER 15, 1996  DECEMBER 15, 1996
----------------------------- ------------------------------------ ------------------- ------------------

GORDON S. MACKLIN             Chairman    of   White   River            2,000 (**)           273,717
 Trustee since 1993           Corporation       (information
                              services);  director  of  Fund
                              America Enterprises  Holdings,
                              Inc.,    MCI    Communications
                              Corporation,   Fusion  Systems
                              Corporation,          Infovest
                              Corporation,  MedImmune, Inc.,
                              Source One  Mortgage  Services
                              Corporation    and    Shoppers
                              Express,     Inc.     (on-line
                              shopping  service);  formerly,
                              chairman  of   Hambrecht   and
                              Quist  Group,  director of H&Q
                              Healthcare    Investors    and
                              Lockheed  Martin  Corporation,
                              and  president of the National
                              Association    of   Securities
                              Dealers, Inc.; and director of
                              52 of the investment companies
                              in  the   Franklin   Templeton
                              Group of Funds. Age 68.


ANDREW H. HINES, JR.          Consultant  for  the  Triangle              163 (**)           30,158
 Trustee since 1990           Consulting Group; chairman and
                              director   of  Precise   Power
                              Corporation;     executive-in-
                              residence  of  Eckerd  College
                              (1991-present); and a director
                              of      Checkers      Drive-In
                              Restaurants,  Inc.;  formerly,
                              chairman   of  the  board  and
                              chief  executive   officer  of
                              Florida  Progress  Corporation
                              (1982-1990)  and  director  of
                              various  of its  subsidiaries;
                              and  director or trustee of 24
                              of the investment companies in
                              the Franklin  Templeton  Group
                              of Funds. Age 73.

                                        8

                                                                                             SHARES
                                                                                          BENEFICIALLY
                                                                                          OWNED IN THE
                                                                                            FRANKLIN
                                                                    SHARES BENEFICIALLY     TEMPLETON
                                                                    OWNED IN THE TRUST   GROUP OF FUNDS
                                       PRINCIPAL OCCUPATION           AND % OF TOTAL     (INCLUDING THE
       NAME AND OFFICES                  DURING PAST FIVE            OUTSTANDING AS OF    TRUST) AS OF
        WITH THE TRUST                    YEARS AND AGE              DECEMBER 15, 1996  DECEMBER 15, 1996
----------------------------- ------------------------------------ ------------------- ------------------
S. JOSEPH FORTUNATO           Member of the law firm of Pitney,           100 (**)           371,828
 Trustee since 1992           Hardin,  Kipp &  Szuch;  and a
                              director   of   General   Host
                              Corporation (nursery and craft
                              centers);   and   director  or
                              trustee    of   57   of    the
                              investment  companies  in  the
                              Franklin  Templeton  Group  of
                              Funds. Age 64.


* Nicholas F. Brady, Charles B. Johnson and Rupert H. Johnson, Jr. are "interested persons" as defined by the Investment Company Act of 1940 (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of trustees. Charles B. Johnson and Rupert H. Johnson, Jr., are interested persons due to their ownership interest in Resources. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February 1994, and is Chairman and shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. The remaining nominees and Trustees of the Trust are not interested persons (the "Independent Trustees").

** Less than 1%.

HOW OFTEN DO THE TRUSTEES  MEET AND WHAT ARE THEY PAID?

The Trustees generally meet quarterly to review the operations of the Trust and other funds within the Franklin Templeton Group of Funds. Each fund pays its independent directors and Mr. Brady an annual retainer and/or fees for attendance at board and committee meetings. This compensation is based on the total net assets in each fund. Accordingly, the Trust pays the Independent Trustees and Mr. Brady an annual retainer of $1,000 and a fee of $100 per meeting of the Board and its portion of a flat fee of $2,000 for each Audit Committee meeting and/or Nominating and Compensation Committee meeting attended. Independent Trustees also are reimbursed by the Trust for any expenses incurred in attending Board meetings.

During the fiscal year ended August 31, 1996, there were four meetings of the Board, one meeting of the Nominating and Compensation Committee, and one meeting of the Audit Committee. Each of the Trustees then in office attended at least 75% of the total number of meetings of the Board and the Audit Committee throughout the year. There was 100% attendance at the meeting of the Nominating and Compensation Committee.

Certain Trustees and Officers of the Trust are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received from the Franklin Templeton Group of Funds by Templeton Investment Counsel, Inc., the Trust's investment manager, and its affiliates. Templeton Investment Counsel, Inc. or its affiliates pays the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Trust expenses.

The following table shows the compensation paid to Independent  Trustees and Mr.
Brady by the Trust and by the Franklin Templeton Group of Funds:

                             AGGREGATE        NUMBER OF BOARDS WITHIN THE  TOTAL COMPENSATION FROM
                       COMPENSATION FROM THE  FRANKLIN TEMPLETON GROUP OF  THE FRANKLIN TEMPLETON
    NAME OF TRUSTEE           TRUST*         FUNDS ON WHICH TRUSTEE SERVES    GROUP OF FUNDS**
--------------------- --------------------- ----------------------------- -----------------------
Harris J. Ashton             $1,500                       55                     $339,592
F. Bruce Clarke***            1,643                      -0-                       69,500
Andrew H. Hines, Jr.          1,710                       24                      130,525
Hasso-G von                     700                      -0-                       66,375
 Diergardt-Naglo****
Betty P. Krahmer              1,500                       23                      119,275
Fred R. Millsaps              1,643                       24                      130,525
S. Joseph Fortunato           1,500                       57                      356,412
Gordon S. Macklin             1,567                       52                      331,542
John Wm. Galbraith            1,443                       22                      102,475
Nicholas F. Brady             1,500                       23                      119,275
Edith E. Holiday*****           -0-                       15                       15,450

    * For the fiscal year ended August 31, 1996.
   ** For the calendar year ended December 31, 1996.
  *** Mr. Clarke resigned as a Trustee on October 20, 1996.
 **** Mr. von Diergardt did not stand for re-election at the February 20, 1996 shareholders meeting.
***** Ms. Holiday was elected to the Board on December 3, 1996.

WHO ARE THE EXECUTIVE OFFICERS OF THE TRUST?

Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience:

         NAME AND OFFICES                     PRINCIPAL OCCUPATION
            WITH TRUST                   DURING PAST FIVE YEARS AND AGE
-------------------------------- -----------------------------------------------

CHARLES B. JOHNSON               See Proposal 1, "Election of Trustees".
 Chairman since 1995 and Vice
 President since 1992

         NAME AND OFFICES                     PRINCIPAL OCCUPATION
            WITH TRUST                   DURING PAST FIVE YEARS AND AGE
-------------------------------- -----------------------------------------------

GREGORY E. McGOWAN               Director  and  executive   vice   president  of
 President since 1996            Templeton  Investment Counsel,  Inc.; executive
                                 vice  president-international  development  and
                                 chief   international    general   counsel   of
                                 Templeton   Worldwide,   Inc.;  executive  vice
                                 president, director and general counsel of Templeton International, Inc.; executive vice president and secretary of Templeton Global
                                 Advisors Limited; formerly, senior attorney for the U.S. Securities and Exchange Commission;
                                 and an officer of 4 of the investment companies in the Franklin Templeton Group of Funds. Age
                                 47.

SAMUEL J. FORESTER, JR.          Vice   president   of  10  of  the   investment
 Vice President since 1996       companies  in the Franklin  Templeton  Group of
                                 Funds; formerly,  president of Templeton Global
                                 Bond Managers division of Templeton  Investment
                                 Counsel, Inc.; founder and partner of Forester,
                                 Hairston  Investment  Management   (1989-1990);
                                 managing director  (Mid-East Region) of Merrill
                                 Lynch,    Pierce,    Fenner   &   Smith,   Inc.
                                 (1987-1988); advisor for Saudi Arabian Monetary
                                 Agency (1982-1987). Age 48.

RUPERT H. JOHNSON, JR.           See Proposal 1, "Election of Trustees".
 Vice President since 1996

HARMON E. BURNS                  Executive   vice   president,   secretary   and
 Vice President since 1996       director of Franklin Resources,  Inc.; director
                                 and  executive   vice   president  of  Franklin
                                 Templeton  Distributors,  Inc.;  executive vice
                                 president of Franklin  Advisers,  Inc.;  and an
                                 officer and/or director, as the case may be, of
                                 other subsidiaries of Franklin Resources, Inc.;
                                 and officer and/or director or trustee of 61 of
                                 the   investment   companies  in  the  Franklin
                                 Templeton Group of Funds. Age 51.

CHARLES E. JOHNSON               Senior vice  president and director of Franklin
 Vice President since 1996       Resources,   Inc.;  senior  vice  president  of
                                 Franklin    Templeton    Distributors,    Inc.;
                                 president  and  chief   executive   officer  of
                                 Templeton   Worldwide,   Inc.;   president  and
                                 director  of  Franklin  Institutional  Services
                                 Corporation; chairman of the board of Templeton
                                 Investment   Counsel,   Inc.;   officer  and/or
                                 director,   as  the  case  may  be,   of  other
                                 subsidiaries  of  Franklin   Resources,   Inc.;
                                 officer and/or director or trustee of 41 of the investment companies in the Franklin Templeton
                                 Group of Funds. Age 40.

         NAME AND OFFICES                     PRINCIPAL OCCUPATION
            WITH TRUST                   DURING PAST FIVE YEARS AND AGE
-------------------------------- -----------------------------------------------

DEBORAH R. GATZEK                Senior vice  president  and general  counsel of
 Vice President since 1996       Franklin Resources, Inc.; senior vice president
                                 of Franklin Templeton Distributors,  Inc.; vice
                                 president  of  Franklin  Advisers,   Inc.;  and
                                 officer of 61 of the investment companies in the Franklin Templeton Group of Funds. Age 48.

MARK G. HOLOWESKO                President  and  director  of  Templeton  Global
 Vice President since 1989       Advisors Limited;  chief investment  officer of
                                 global equity research for Templeton Worldwide,
                                 Inc.;   president  or  vice  president  of  the
                                 Templeton    Funds;    formerly,     investment
                                 administrator  with Roy West Trust  Corporation
                                 (Bahamas) Limited (1984-1985); and officer of 23 of the investment companies in the Franklin
                                 Templeton Group of Funds. Age 36.

MARTIN L. FLANAGAN               Senior  vice  president,  treasurer  and  chief
 Vice President since 1989       financial officer of Franklin Resources,  Inc.;
                                 director  and  executive   vice   president  of
                                 Templeton Investment Counsel, Inc.; director and president of Franklin Templeton Services, Inc.; member of the International Society of Financial Analysts and American Institute of
                                 Certified Public  Accountants;  formerly,  with
                                 Arthur Andersen & Company (1982-1983); and officer and/or director or trustee of 61 of the investment companies in the Franklin Templeton
                                 Group of Funds. Age 36.

                                 Executive   vice  president  of  the  Templeton
NEIL S. DEVLIN                   Global  Bond  Managers  division  of  Templeton
 Vice President since 1993       Investment Counsel,  Inc.; formerly,  portfolio
                                 manager  and  bond  analyst  for   Constitution
                                 Capital Management (1985-1987); bond trader and
                                 research   analyst  for  Bank  of  New  England
                                 (1982-1985); and officer of 4 of the investment companies in the Franklin Templeton Group of Funds. Age 39.

JOHN R. KAY                      Vice   president  and  treasurer  of  Templeton
 Vice President since 1994       Worldwide,  Inc.;  assistant  vice president of
                                 Franklin    Templeton    Distributors,    Inc.;
                                 formerly, vice president and controller of the Keystone Group, Inc.; and officer of 27 of the investment companies in the Franklin Templeton
                                 Group of Funds. Age 56.

         NAME AND OFFICES                     PRINCIPAL OCCUPATION
            WITH TRUST                   DURING PAST FIVE YEARS AND AGE
-------------------------------- -----------------------------------------------

ELIZABETH M. KNOBLOCK            General  counsel,  secretary  and a senior vice
 Vice President--Compliance      president  of  Templeton   Investment  Counsel,
 since 1996                      Inc.;  formerly,  vice  president and associate
                                 general  counsel of Kidder  Peabody & Co.  Inc.
                                 (1989-1990),   assistant   general  counsel  of
                                 Gruntal & Co., Inc. (1988),  vice president and
                                 associate  general  counsel of Shearson  Lehman
                                 Hutton Inc.  (1988) and E.F.  Hutton & Co. Inc.
                                 (1986-1988),   and   special   counsel  of  the
                                 Division of  Investment  Management of the U.S.
                                 Securities and Exchange Commission (1984-1986);
                                 and officer of 23 of the investment companies in the Franklin Templeton Group of Funds. Age
                                 41.


BARBARA J. GREEN                 Senior vice  president of Templeton  Worldwide,
 Secretary since 1996            Inc.  and an officer of other  subsidiaries  of
                                 Templeton  Worldwide,  Inc.;  formerly,  deputy
                                 director   of  the   Division   of   Investment
                                 Management,   executive  assistant  and  senior
                                 advisor  to  the  Chairman,  counselor  to  the
                                 Chairman,  special counsel and attorney fellow,
                                 U.S.   Securities   and   Exchange   Commission
                                 (1986-1995), attorney, Rogers & Wells, and judicial clerk, U.S. District Court (District of Massachusetts); and secretary of 23 of the investment companies in the Franklin Templeton
                                 Group of Funds. Age 49.

JAMES R. BAIO                    Certified   public   accountant;   senior  vice
 Treasurer since 1994            president  of  Templeton  Worldwide,  Inc.  and
                                 Templeton Funds Trust Company; formerly, senior tax manager with Ernst & Young (certified public accountants) (1977-1989); and treasurer of 23 of the investment companies in the Franklin Templeton Group of Funds. Age 42.


2. RATIFICATION OR REJECTION OF INDEPENDENT AUDITORS:

HOW IS AN INDEPENDENT AUDITOR SELECTED?

The Board has established a standing Audit Committee consisting of Messrs. Galbraith, Hines, and Millsaps, all of whom are Independent Trustees. The Audit Committee reviews generally the maintenance of the Trust's records and the safekeeping arrangements of the Trust's custodian, reviews both the audit and non-audit work of the Trust's independent auditor, and submits a recommendation to the Board as to the selection of an independent auditor.

WHICH  INDEPENDENT  AUDITOR  DID THE BOARD OF TRUSTEES  SELECT?

For the current fiscal year, the Board selected as auditors the firm of McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017. McGladrey & Pullen, LLP has been the auditors of the Trust since its inception in 1988, and has examined and reported on the fiscal year-end financial statements, dated August 31, 1996, and certain related Securities and Exchange Commission filings. Neither the firm of McGladrey & Pullen, LLP nor any of its members have any material direct or indirect financial interest in the Trust.

Representatives of McGladrey & Pullen, LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

3. SHAREHOLDER PROPOSAL TO AMEND THE DECLARATION OF TRUST TO CONVERT THE TRUST FROM A CLOSED-END INVESTMENT COMPANY TO AN OPEN-END INVESTMENT COMPANY:

WHAT IS BEING CONSIDERED UNDER THIS ITEM?

At the meeting, a shareholder of the Trust will ask you to vote on his proposal to amend the Trust's Declaration of Trust to convert the Trust from a closed-end investment company to an open-end investment company. THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE AGAINST THIS PROPOSAL. This recommendation is based on the Trustees' view that, as a closed-end fund, the Trust has significant investment and other advantages.

If the shareholder proposal is approved, the conversion would result in a "delisting" of the Trust's shares from the NYSE, where the shares currently may be bought or sold at the prevailing market price. After conversion, the shares would become redeemable from the Trust at net asset value.

WHAT IS THE SHAREHOLDER PROPOSAL?

The Trust has been informed by John M. Cunningham, John M. Cunningham, Inc., 200 Eagle Road, Wayne, Pennsylvania 19087, a shareholder who claims beneficial ownership of 5,200 shares of the Trust as of September 25, 1996, that he will present the following proposal:

              "RESOLVED, that the Trust's Declaration of Trust be amended to convert the Trust to an open-end investment company."

 Mr. Cunningham has requested that the following statement be included in the proxy statement in support of his proposal:

              "I recommend that shareholders approve the proposal because I believe that it will provide shareholders with the benefits of the open-end investment company form of organization. As shareholders in an open-end investment company, shareholders will be able to redeem their Shares at net asset value. In contrast, shares of Templeton Global Governments Income Trust ("TGG") are not redeemable but may be traded on the New York Stock Exchange or in the over-the-counter secondary markets. While such trading can result in shares trading at a premium, shares of TGG frequently have traded at a substantial discount to net asset value. During the past sixteen weeks the discount has averaged in excess of 10%. On December 12, 1996, the closing price per TGG share represented a discount of 13%."

WHAT IS THE RECOMMENDATION OF THE TRUSTEES?

THE TRUSTEES  RECOMMEND A VOTE AGAINST  ADOPTING THE SHAREHOLDER  PROPOSAL.

THE TRUSTEES BELIEVE THAT THE CLOSED-END NATURE OF THE TRUST IS VERY IMPORTANT AT THIS TIME IN PROVIDING THE TRUST WITH FLEXIBILITY TO PURSUE ITS LONG-TERM INVESTMENT OBJECTIVE. THE TRUSTEES ALSO BELIEVE THAT CONVERSION OF THE TRUST TO OPEN-END STATUS WOULD LIKELY INCREASE ITS OPERATING EXPENSES AND POTENTIALLY RESULT IN ADVERSE TAX CONSEQUENCES AT THIS TIME.

The Trustees review on an on-going basis the operations of the Trust in order to serve the best interests of the Trust and its shareholders. The Trustees have considered and will continue to consider at regularly scheduled Board meetings the appropriateness of the Trust remaining a closed-end investment company.

WHY DO THE TRUSTEES RECOMMEND A VOTE AGAINST THIS PROPOSAL?

The Trustees recommend a vote against adopting the shareholder proposal for the following reasons:

1. Investment Flexibility.

THE TRUST WAS ORGANIZED AS A CLOSED-END INVESTMENT COMPANY BECAUSE THIS STRUCTURE PROVIDES THE INVESTMENT MANAGER WITH THE FLEXIBILITY TO STRUCTURE THE TRUST'S PORTFOLIO IN A MANNER BELIEVED MOST LIKELY TO BENEFIT ITS SHAREHOLDERS. At the present time, in seeking higher yields, the Trust invests principally in global bonds and, to a lesser extent, in emerging market bonds. Its present portfolio composition is 57% in global bonds of issuers in non-U.S. developed markets, 15% in emerging market bonds, 27% in U.S. bonds, and 1% in money market instruments. Continuing the Trust's closed-end structure, so that the Trust need not maintain a buffer of cash and highly liquid assets to meet redemptions, permits the Investment Manager to maintain or increase these percentages as opportunities for higher yields arise, especially in the case of emerging market bonds. In this regard, the Investment Manager has advised the Board that it presently intends to continue to adjust the Trust's portfolio composition with a target by year-end 1997 of 50% in global bonds of issuers in non-U.S. developed markets, 30% in emerging market bonds, 18% in U.S. bonds, and 2% in money market instruments.

Another aspect of the Trust's current investment strategy, which the Investment Manager believes enhances the opportunities for higher yields, is to assume a two year horizon on investments that the Trust makes. As a closed-end investment company, the Trust is not subject to irregular cash flows associated with sales and redemptions, and it can more easily take this long-term investment view intended to maximize its investment returns. In particular, the Trust is protected from the possibility that redemption requests might require it to sell portfolio securities at a time when their market prices are temporarily depressed. In this regard, the Investment Manager has advised the Board that the liquidity of global and particularly emerging market bonds, which together aggregate 72% of the Trust's current portfolio, tends to become reduced at times of generally declining market prices. If the Trust were to sell portfolio securities in these circumstances, the decline in their market prices could be exaggerated, causing a reduction in the value realized by the Trust on the sale.

The Trustees recognize that the Trust's performance will not be determined entirely by the closed-end nature of the Trust and that other key factors include the quality of Trust management and the timeliness of the Trust's investment strategy. The Trustees are, however, in agreement with the Investment Manager, who has advised the Board that at this time the closed-end structure is important to enable the Trust to pursue future investment strategies intended best to enable the Trust to achieve its investment objective. Accordingly, although the Trust's shares have traded at a discount since the fourth calendar quarter of 1993, the Trustees do not now believe that eliminating the possibility of the Trust's shares trading at a discount from their net asset value justifies the fundamental changes to the Trust's portfolio management and operations that would be required if the Trust were to convert to open-end fund status. The Trustees believe that converting the Trust would only benefit those shareholders who actually then redeem their shares at net asset value. Longer-term shareholders who prefer to retain their investment would be disadvantaged because the Trust would have less investment flexibility.

2. Increased Operating Expenses.

The Trustees believe that retaining the closed-end status of the Trust is likely to help it maintain its current low operating expense ratio. Based upon the experience of other closed-end funds which have converted to an open-end structure, the Investment Manager has advised the Board that, were it to convert, the Trust would likely experience substantial redemptions. In order to protect against the possibility that, as a much smaller fund, it might have a higher expense ratio, the Trust would be required to engage in a continuous public offering intended at a minimum to offset redemptions. This in turn would subject the Trust to further expenses and a corresponding reduction in the Trust's return to shareholders. For example, in order to market the Trust's shares effectively, it would be necessary for the Trust to conform generally to sales practices of competing dealer-sold funds. For this reason, the Trustees would likely recommend that shareholders approve the adoption of a distribution plan under Rule 12b-1 of the 1940 Act. Currently, Rule 12b-1 fees for the open-end investment companies in the Franklin Templeton Group of Funds range from an annual rate of 0.25% to 1.0% of a fund's average net assets.

Further, a continuous public offering would require the Trust to maintain current registrations under federal and state securities laws, which involves additional costs, and also to incur printing costs and other expenses in connection with maintaining a current prospectus.

If the continuous offering were not successful in raising substantial new assets for the Trust, and redemptions were significantly more than new sales, the Trust's expense ratio likely would increase from its current level.

3. Tax Ramifications.

If the Trust converts to an open-end structure, it may be required to sell portfolio securities to meet redemption requests. In the event of a very large amount of redemptions, the Trust might be required to sell appreciated securities to meet redemption requests, and capital and/or ordinary gains might be generated, which would increase the amount of taxable distributions to shareholders. If, on the other hand, the Trust were required to sell depreciated securities, the Trust would incur a loss, which might otherwise have been avoided had the Trust been able to retain the securities. Moreover, losses realized on the sale of a security generally reduce amounts distributable to shareholders. In either event, if the Trust is required to dispose of a significant amount of its assets to satisfy very large redemption requests, it may be unable to satisfy certain diversification requirements applicable for tax purposes.

4. New York Stock Exchange Listing.

Conversion to an open-end fund would result in the loss of the Trust's current listing on the NYSE. This would eliminate the possibility of the Trust's shares ever trading at a discount or premium to net asset value. The Investment Manager also has advised the Board that loss of the NYSE listing could be disadvantageous for the Trust because some investors, particularly foreign investors and certain institutional investors subject to restrictions with respect to their portfolios, are believed to consider a listing on the NYSE to be an important factor in their decision to buy or retain shares of the Trust.

Delisting would save the Trust the annual NYSE fees of approximately $32,000, but as an open-end company the Trust would pay federal and state registration and notification fees on sales of new shares, which could offset or even exceed that savings.

5. Reinvestment of Dividends and  Distributions.

Shareholders of the Trust currently have the option of participating in the Trust's Dividend Reinvestment Plan, under which cash distributions paid by the Trust are generally reinvested through the purchase of additional shares at market prices (which currently reflect a discount from net asset value). At times when the Trust's shares are trading at a premium over their net asset value, reinvestments are made at the higher of net asset value or 95% of market value. If the Trust retains its closed-end status, shareholders will continue to be able to reinvest dividends in this manner.

WHAT ADDITIONAL MEASURES WOULD BE TAKEN IN CONNECTION WITH CONVERSION TO OPEN-END STATUS?

In the event that shareholders vote to convert the Trust from a closed-end fund to an open-end fund, a number of additional actions would need to be taken not only to effect the conversion of the Trust to an open-end investment company but also to allow the Trust to operate effectively as an open-end investment company. These actions would include executing and filing an amended and restated Declaration of Trust (the proposed text of which is attached as Exhibit
A) and reviewing carefully the investment objectives and policies of the Trust to ensure that they conform to investment objectives and policies applicable to open-end investment companies.

The Trustees also would consider the adoption of a distribution agreement and a distribution plan. In the event the Trustees approve a distribution plan, shareholder approval for the plan also would be required. The Investment Manager would likely recommend that Franklin Templeton Distributors, Inc., an affiliate of the Investment Manager and principal underwriter for the Franklin Templeton Group of Funds, serve as principal underwriter for the shares of the Trust.

If the Trustees believe that immediately following a conversion to open-end status there would likely be significant redemptions of shares that would disrupt long-term portfolio management of the Trust and dilute the interests of the remaining shareholders, the Trustees may determine to impose a temporary redemption fee. Imposition of a redemption fee may deter certain redemptions and would compensate remaining long-term shareholders for the costs of the liquidation of a significant percentage of the Trust's portfolio. The Trust would notify shareholders in writing prior to the imposition of any temporary redemption fee.

The Trustees also would  consider  whether the Trust should reserve the right to
meet  redemptions  by  delivering   portfolio   securities  rather  than  paying
redemption proceeds in cash.

THE TRUSTEES BELIEVE THAT THE CONTINUED OPERATION OF THE TRUST AS A CLOSED-END INVESTMENT COMPANY IS IN YOUR BEST LONG-TERM INTEREST, AND UNANIMOUSLY RECOMMEND A VOTE AGAINST THIS PROPOSAL.

4. OTHER BUSINESS:

The Trustees know of no other business to be presented at the Meeting. However, if any additional matters should be properly presented, proxies will be voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

o INFORMATION ABOUT THE TRUST

The Trust's last audited financial statements and annual report, dated August 31, 1996, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN or send a written request to Franklin Templeton Investor Services, Inc., P.O. Box 33030, St. Petersburg, Florida 33733-8030.

As of December 15, 1996, the Trust had 22,842,821 shares outstanding and assets of $190,021,615. The Trust's shares are listed on the NYSE (symbol: TGG). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Trust's management, as of December 15, 1996, there are no other entities holding beneficially or of record more than 5% of the Trust's outstanding shares.

In addition, to the knowledge of the Trust's management, as of December 15, 1996, no nominee or Trustee of the Trust owned 1% or more of the outstanding shares of the Trust, and the Officers and Trustees of the Trust owned, as a group, less than 1% of the outstanding shares of the Trust.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. U.S. securities laws require that the Trust's shareholders owning more than 10% of outstanding shares, Trustees, and Officers, as well as affiliated persons of its investment manager, report their ownership of the Trust's shares and any changes in that ownership. During the fiscal year ended August 31, 1996, the filing dates for these reports were met except that the Statements of Changes in Beneficial Ownership filed on behalf of Fred R. Millsaps and Samuel J. Forester, Jr. were inadvertently filed late due to administrative error. In making this disclosure, the Trust relied upon the written representations of the persons affected and copies of their relevant filings.

THE INVESTMENT MANAGER. The investment manager of the Trust is Templeton Global Bond Managers, a division of Templeton Investment Counsel, Inc. ("TICI"), a Florida corporation with offices at Broward Financial Centre, 500 East Broward Blvd., Suite 2100, Ft. Lauderdale, Florida 33394-3091. Pursuant to an investment management agreement dated October 30, 1992 and amended and restated as of December 6, 1994, TICI manages the investment and reinvestment of Trust assets. TICI is an indirect, wholly-owned subsidiary of Resources.

THE ADMINISTRATOR. The administrator of the Trust is Franklin Templeton Services, Inc. ("FTSI"), with offices at Broward Financial Center, 500 East Broward Blvd., Suite 2100, Ft. Lauderdale, Florida 33394-3091. FTSI is an indirect, wholly-owned subsidiary of Resources. Pursuant to an administration agreement dated October 1, 1996, FTSI performs certain administrative functions for the Trust.

THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Trust is Dean Witter Trust Company, Two Montgomery Street, Jersey City, New Jersey 07302, pursuant to a service agreement dated October 2, 1989.

THE CUSTODIAN. The custodian for the Trust is The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York 10081, pursuant to a custody agreement dated October 22, 1988 and amended July 5, 1996.

o FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDERS MEETING:

SOLICITATION OF PROXIES. The cost of soliciting proxies, including the fees of a proxy soliciting agent, are borne by the Trust. The Trust reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Trust may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Trust expects that the solicitation would be primarily by mail, but also may include telephone or oral solicitations. If professional proxy solicitors are retained, it is expected that soliciting fees and expenses would be approximately $8,000. The Trust does not reimburse Trustees, Officers, and regular employees and their agents involved in the solicitation of proxies.

VOTING BY BROKER-DEALERS. The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Trust in "street name" for their customers and clients will request voting instructions from their customers and clients. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Trust understands that the NYSE permits the broker-dealers to vote on behalf of their customers and clients only with regard to Proposals 1 and 2.

QUORUM. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that broker-dealers have declined to vote ("broker non-votes") and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

METHODS OF TABULATION. Proposal 1, the election of Trustees, requires the affirmative vote of the holders of a plurality of the Trust's shares present and voting on the Proposal at the Meeting. Proposal 2, ratification of the selection of the independent auditors, requires the affirmative vote of a majority of the Trust's shares present and voting on the Proposal at the Meeting. Proposal 3, the shareholder proposal to amend the Declaration of Trust to convert the Trust to an open-end investment company, requires the affirmative vote of the holders of the lesser of either (A) 67% or more of the Trust's shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (B) more than 50% of the Trust's shares. Proposal 4, the transaction of any other business, is expected to require the affirmative vote of a majority of the Trust's shares present and voting on the Proposal at the Meeting. Abstentions and broker "non-votes" will be treated as votes not cast. Accordingly, abstentions and broker non-votes will have no effect on Proposals 1, 2, and 4, for which the required vote is a plurality or majority of the shares present and voting, but generally will have the effect of a vote against Proposal 3.

SIMULTANEOUS MEETINGS. The Meeting is to be held at the same time as the meeting of shareholders of Templeton Global Income Fund, Inc. It is anticipated that the meetings will be held simultaneously. If any shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

ADJOURNMENT. If a sufficient number of votes in favor of the proposals contained in the Notice of Annual Meeting and Proxy Statement is not received by the time scheduled for the Meeting, the persons named in the proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. Any proposed adjournment requires the affirmative vote of a majority of shares present and voting at the Meeting. Proxies will be voted as specified. Those proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

SHAREHOLDER PROPOSALS. The Trust anticipates that its next annual meeting will be held in February 1998. Shareholder proposals to be presented at the next annual meeting must be received at the Trust's offices, 500 East Broward Blvd., Ft. Lauderdale, Florida 33394-3091, no later than October 13, 1997.


                                   By order of the Board of Trustees,


                                   Barbara J. Green,
                                   Secretary

February 10, 1997

                                                                       EXHIBIT A


                  TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

                             DECLARATION OF TRUST
                             AMENDED AND RESTATED
                                    , 1997


                                      TABLE OF CONTENTS

                                                                                     PAGE
                                                                                   --------
ARTICLE I--Name and Definitions  ................................................... A-1
     Section 1.1      Name                                                           A-1
     Section 1.2      Definitions                                                    A-1
ARTICLE II--Trustees  .............................................................. A-2
     Section 2.1      Number of Trustees                                             A-2
     Section 2.2      Election and Term                                              A-2
     Section 2.3      Resignation and Removal                                        A-3
     Section 2.4      Vacancies                                                      A-3
     Section 2.5      Delegation of Power to Other Trustees                          A-4
ARTICLE III--Powers of Trustees  ................................................... A-4
     Section 3.1      General                                                        A-4
     Section 3.2      Investments                                                    A-4
     Section 3.3      Legal Title                                                    A-6
     Section 3.4      Issuance and Repurchase of Shares                              A-6
     Section 3.5      Delegation; Committees                                         A-6
     Section 3.6      Collection and Payment                                         A-6
     Section 3.7      Expenses                                                       A-6
     Section 3.8      Manner of Acting; By-laws                                      A-6
     Section 3.9      Miscellaneous Powers                                           A-7
     Section 3.10     Principal Transactions                                         A-7
ARTICLE IV--Investment Adviser, Distributor and Transfer Agent  .................... A-8
     Section 4.1      Investment Adviser and Administrator                           A-8
     Section 4.2      Underwriting Contract                                          A-8
     Section 4.3      Transfer Agent                                                 A-8
     Section 4.4      Parties to Contract                                            A-8
     Section 4.5      Compliance with 1940 Act                                       A-9
ARTICLE V--Limitations of Liability of Shareholders, Trustees and Others  .......... A-9
     Section 5.1      No Personal Liability of Shareholders, Trustees, Etc.          A-9
     Section 5.2      Non-Liability of Trustees, Etc.                                A-9
     Section 5.3      Mandatory Indemnification                                      A-10
     Section 5.4      Permissive Indemnification                                     A-11
     Section 5.5      Insurance; Rights to Continue                                  A-11
     Section 5.6      No Bond Required of Trustees                                   A-11
     Section 5.7      Execution of Trust Instruments, Etc.                           A-11
     Section 5.8      No Duty of Investigation; Notice in Trust Instruments, Etc.    A-11
     Section 5.9      Reliance on Experts, Etc.                                      A-12
ARTICLE VI--Shares of Beneficial Interest  ......................................... A-12
     Section 6.1      Beneficial Interest                                            A-12
     Section 6.2      Rights of Shareholders                                         A-12
     Section 6.3      Trust Only                                                     A-12

                                              i

                                                                                     PAGE
                                                                                   --------
     Section 6.4      Issuance of Shares                                             A-13
     Section 6.5      Register of Shares                                             A-13
     Section 6.6      Transfer of Shares                                             A-13
     Section 6.7      Notices                                                        A-14
     Section 6.8      Treasury Shares                                                A-14
     Section 6.9      Voting Powers                                                  A-14
     Section 6.10     Meetings of Shareholders                                       A-15
     Section 6.11     Series Designation                                             A-15
     Section 6.12     Class Designation                                              A-16
ARTICLE VII--Redemption and Repurchase of Shares  .................................. A-18
     Section 7.1      Redemption of Shares                                           A-18
     Section 7.2      Price                                                          A-18
     Section 7.3      Payment                                                        A-18
     Section 7.4      Effect of Suspension of Determination of Net Asset Value       A-18
     Section 7.5      Repurchase by Agreement                                        A-18
     Section 7.6      Redemption of Shareholder's Interest                           A-19
     Section 7.7      Redemption of Shares in Order to Qualify as Regulated          A-19
                      Investment Company; Disclosure of Holding
     Section 7.8      Reductions in Number of Outstanding Shares Pursuant to Net     A-19
                       Asset Value Formula
     Section 7.9      Suspension of Right of Redemption                              A-19
ARTICLE VIII--Determination of Net Asset Value, Net Income and Distributions  ...... A-20
     Section 8.1      Net Asset Value                                                A-20
     Section 8.2      Distributions to Shareholders                                  A-20
     Section 8.3      Determination of Net Income                                    A-21
     Section 8.4      Allocation Between Principal and Income                        A-21
     Section 8.5      Power to Modify Foregoing Procedures                           A-22
ARTICLE IX--Duration; Termination of Trust; Amendment; Mergers, Etc.  .............. A-22
     Section 9.1      Duration                                                       A-22
     Section 9.2      Termination of Trust                                           A-22
     Section 9.3      Amendment Procedure                                            A-23
     Section 9.4      Incorporation and Reorganization                               A-24
     Section 9.5      Vote Required for Certain Actions                              A-24
ARTICLE X--Reports to Shareholders  ................................................ A-24
ARTICLE XI--Miscellaneous  ......................................................... A-25
     Section 11.1     Filing                                                         A-25
     Section 11.2     Governing Law                                                  A-25
     Section 11.3     Counterparts                                                   A-25
     Section 11.4     Reliance by Third Parties                                      A-25
     Section 11.5     Provisions in Conflict With Law or Regulations                 A-25
     Section 11.6     Appointment of Resident Agent                                  A-26

                             AMENDED AND RESTATED
                             DECLARATION OF TRUST
                                      OF
                  TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST


   THIS DECLARATION OF TRUST, made October 13, 1988 by the Trustees hereunder (together with all other persons from time to time duly elected, qualified and serving as Trustees in accordance with the provisions of Article II hereof, the "Trustees") and amended , 1997 by the Shareholders hereunder;

   WHEREAS the Trustees desire to establish a trust for the investment and reinvestment of funds contributed thereto; and

   WHEREAS the Trustees desire that the beneficial interest in the trust assets be divided into transferable shares of beneficial interest, as hereinafter provided;

   THEREFORE, the Trustees hereby declare that all money and property contributed to the trust established hereunder shall be held and managed in trust for the benefit of holders, from time to time, of the shares of beneficial interest issued hereunder and subject to the provisions hereof.


                                  ARTICLE I

                             NAME AND DEFINITIONS

   Section 1.1 Name. The name of the trust created hereby, until and unless changed by the Trustees as provided in Section 9.3(a) hereof, is "Templeton Global Governments Income Trust."

   Section 1.2 Definitions. Wherever they are used herein, the following terms have the following respective meanings:

      (a) "Administrator" means a party furnishing administrative services to the Trust pursuant to a contract described in Section 4.1 hereof.

      (b) "By-Laws" means the By-laws referred to in Section 3.8 hereof, as from time to time amended.

      (c) The terms "Commission," "Interested Person" and "Majority Shareholder Vote" have the meanings given them in the 1940 Act.

      (d) "Custodian" means any person other than the Trust who has custody of any Trust Property as required by Section 17(f) of the 1940 Act, but does not include a system for the central handling of securities described in Section 17(f).

      (e) "Declaration" means this Declaration of Trust as amended from time to time. Reference in this Declaration of Trust to "Declaration," "hereof," "herein" and "hereunder" shall be deemed to refer to this Declaration rather than the article or section in which such words appear.

      (f) "Distributor" means the party or parties, other than the Trust, to the contract described in Section 4.2 hereof.

      (g) "Investment Adviser" means a party furnishing services to the Trust pursuant to the contract described in Section 4.1 hereof.

      (h) The "1940 Act" means the Investment Company Act of 1940 and the Rules and Regulations thereunder, as amended from time to time.

      (i) "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign.

      (j) "Shareholder" means a record owner of outstanding Shares.

      (k) "Shares" means the equal proportionate units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all series which may be established by the Trustees, and includes fractions of Shares as well as whole Shares. "Outstanding Shares" means those Shares shown from time to time on the books of the Trust or its Transfer Agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the Treasury of the Trust.

      (l) "Transfer Agent" means any person other than the Trust who maintains the Shareholder records of the Trust such as the list of Shareholders, the number of Shares credited to each account, and the like.

      (m) The "Trust" means the trust created hereby.

      (n) The "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.

      (o) The "Trustees" means the persons who have signed the Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as Trustees hereunder.

                                  ARTICLE II

                                   TRUSTEES

   Section 2.1 Number of Trustees. The number of Trustees shall initially be one
(1), and thereafter shall be such number as shall be fixed from time to time by a written instrument signed by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than one (1) nor more than fifteen (15). No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term unless the Trustee is specifically removed pursuant to Section 2.3 of this Article II at the time of the decrease.

   Section 2.2 Election and Term. Except for the Trustees named herein, designated by such Trustees prior to the issuance of Shares, or appointed to fill vacancies pursuant to

   Section 2.4 hereof, the Trustees shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders called for that purpose. Except in the event of resignation or removal pursuant to
Section 2.3 hereof, each Trustee shall hold office until the next such meeting of Shareholders and until his successor is duly elected and qualified.

   Section 2.3 Resignation and Removal. Any Trustee may resign his trust (without need for prior or subsequent accounting) by an instrument in writing signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein. Any of the Trustees may be removed (i) with cause, by the action of two-thirds of the remaining Trustees, specifying the date when such removal shall become effective (provided that the aggregate number of Trustees after such removal shall not be less than the number required by Section 2.1 hereof); or (ii) by vote of holders of two-thirds of the outstanding Shares of the Trust, either by declaration in writing or at a meeting called for such purposes. The Trust shall call a meeting of Shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested to do so by the holders of at least ten percent (10%) of the outstanding Shares. Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

   Section 2.4 Vacancies. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, declination, resignation, removal, retirement, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee. No such vacancy shall operate to annul the Declaration or to revoke any existing vacancy, including a vacancy existing by reason of an increase in the number of Trustees. Subject to the provisions of Section 16(a) of the 1940 Act, the remaining Trustees shall fill such vacancy by the appointment of such other person as they in their discretion shall see fit, made by a written instrument signed by a majority of the Trustees then in office. Any such appointment shall not become effective, however, until the person named in the written instrument of appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration. A written instrument certifying the existence of such vacancy signed by a majority of the Trustees shall be conclusive evidence of the existence of such vacancy.

   Section 2.5 Delegation of Power to Other Trustees. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees; provided that in no case shall less than two (2) Trustees personally exercise the powers granted to the Trustees under the Declaration except as herein otherwise expressly provided.

                                 ARTICLE III

                              POWERS OF TRUSTEES

   Section 3.1 General. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the Commonwealth of Massachusetts, in any and all states of the United Sates of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments and to do all such other things and execute all such instruments as the Trustees deem necessary, proper or desirable in order to promote the interests of the Trust, including such things as may not be herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of a grant of power to the Trustees.

   The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.

   Section 3.2 Investments.

   (a)   The Trustees shall have the power:

   (i) To operate as and carry on the business of an open-end management investment company, as defined in the 1940 Act, and exercise all of the powers necessary or appropriate to the conduct of such operations;

   (ii)  To invest and reinvest cash, and hold cash uninvested;

   (iii) To  invest  in,  hold  for  investment,  or  reinvest  in,  securities, including common and preferred stocks; warrants; bonds, debentures, bills, time notes and all other evidences of indebtedness; negotiable or non-negotiable instruments; general and limited partnership interests; government securities, including securities of any state, municipality or other political subdivision thereof, or any governmental or quasi-governmental agency or instrumentality; and money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers acceptances, interests in bank sweep accounts and all kinds of repurchase agreements, of any corporation, company, trust, association, firm or other business organization however established, and of any country, state, municipality or other political subdivision, or any governmental or quasi-governmental agency or instrumentality;

   (iv) To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend and to pledge any such securities, to enter into repurchase agreements and forward foreign currency exchange contracts, to purchase and sell futures contracts and options on futures contracts of all descriptions, and to engage in all types of hedging and risk management transactions;

   (v) To exercise all rights, powers and privileges of ownership or interest in all securities and property included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such securities and property;

   (vi) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal; provided that the Trustees shall not purchase or sell real estate, except that the Trustees may purchase or sell securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

   (vii) To borrow money or otherwise obtain credit and in this connection issue notes or other evidence of indebtedness; secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person and to lend Trust Property;

   (viii)To aid by further investment any corporation, company, trust, association, general or limited partnership or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest; to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of or interests in any such corporation, company, trust, association, general or limited partnership or firm; and

   (ix) To carry on any other business in connection with or incidental to any of the foregoing powers, do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, and do every other act or thing incidental or appurtenant to or connected with the aforesaid purposes, objects or powers.

   The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees.

   (b) The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

   Section 3.3 Legal Title. Legal title to all the Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the termination of the term of office, resignation, removal or death of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

   Section 3.4 Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VII and VIII hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the particular series of the Trust with respect to which such Shares are issued, whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the 1940 Act and the laws of the Commonwealth of Massachusetts governing business corporations.

   Section 3.5 Delegation; Committees. The Trustees shall have power to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to the same extent as such delegation is not prohibited by the 1940 Act.

   Section 3.6 Collection and Payment. The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

   Section 3.7 Expenses. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of the Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees.

   Section 3.8 Manner of Acting; By-laws. Except as otherwise provided herein or in the By-laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of all the Trustees. The Trustees may adopt By-laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-laws to the extent such power is not reserved to the Shareholders.

   Notwithstanding the foregoing provisions of this Section 3.8 and in addition to such provisions or any other provision of this Declaration or of the By-laws, the Trustees may by resolution appoint a committee consisting of one or more Trustees and less than the whole number of Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding which shall be pending or threatened to be brought before any court, administrative agency or other adjudicatory body.

   Section 3.9 Miscellaneous Powers. The Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) remove Trustees or fill vacancies in or add to their number, elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, and appoint from their own number, and terminate, any one or more committees which may exercise some or all of the power and authority of the Trustees as the
Trustees may determine; (d) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such person against such liability; (e) establish pension, profit sharing, share purchase and other retirement, incentive and benefit plans for any Trustees, officers, employees or agents of the Trust; (f) to the extent permitted by law, and in addition to the mandatory indemnification required by Section 5.3, indemnify any Person with whom the Trust has dealings, including the Investment Adviser, Distributor, Transfer Agent and selected dealers to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year of the Trust and the method by which its accounts shall be kept; and (i) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

   Section 3.10 Principal Transactions. Except in transactions not permitted by the 1940 Act or rules and regulations adopted by the Commission, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with persons acting as Investment Adviser, administrator, Distributor or Transfer Agent or with any interested Person of such Person; and the Trust may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, Transfer Agent, dividend disbursing agent or Custodian upon customary terms.

                                  ARTICLE IV

              INVESTMENT ADVISER, DISTRIBUTOR AND TRANSFER AGENT

   Section 4.1 Investment Adviser and Administrator. Subject to a Majority Shareholder Vote, the Trustees may in their discretion from time to time enter into one or more investment advisory or management contracts whereby a party to such contract shall undertake to furnish the Trust or to one or more of its series such administrative, management, investment advisory, statistical and research facilities and services, and such other facilities and services, if any, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of the Declaration, the Trustees may delegate to the Investment Adviser or Administrator authority (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of assets of the Trust on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of the Investment Adviser (and all without further action by the Trustees). Any such purchases, sales, loans and exchanges shall be deemed to have been authorized by all of the Trustees.

   Section 4.2 Underwriting Contract. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting contract or contracts providing for the sale of the Shares to net the Trust not less than the amount provided for in Section 8.1 of Article VIII hereof, whereby the Trustees may either agree to sell the Shares to the other party to the contract or appoint such other party their sales agent for the Shares, and in either case on such terms and conditions as may be prescribed in the By-laws, if any, and such further terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article IV or of the By-laws; and such contract may also provide for the repurchase of the Shares by such other party as agent of the Trustees.

   Section 4.3 Transfer Agent. The Trustees may in their discretion from time to time enter into a transfer agency and shareholder service contract whereby the other party to such contract shall undertake to furnish transfer agency and shareholder services to the Trust. The contract shall have such terms and conditions as the Trustees may in their discretion determine not inconsistent with the Declaration or the By-laws. Such services may be provided by one or more Persons.

   Section 4.4 Parties to Contract.  Any contract of the character  described in
Section 4.1, 4.2 or 4.3 of this Article IV or any Custodian contract, as described in the Bylaws, may be entered into with any Person, although one or more of the Trustees or officers of the Trust may be an officer, partner, director, trustee, shareholder or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship; nor shall any Person holding such relationship be disqualified from voting upon or executing any such contract; nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or be held accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article IV or the By-laws. The same Person may be the other party to contracts entered into pursuant to Sections 4.1, 4.2 and 4.3 above or Custodian contracts, and any Person may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section 4.4.

   Section 4.5 Compliance with 1940 Act. Any contract entered into pursuant to Sections 4.1 or 4.2 shall be consistent with and subject to the requirements of the Investment Company Act of 1940 (including any amendment thereof or other applicable Act of Congress hereafter enacted) with respect to its continuance in effect, its termination and the method of authorization and approval of such contract or renewal thereof.

                                  ARTICLE V

        LIMITATIONS OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OTHERS

   Section 5.1  No Personal Liability of Shareholders, Trustees, Etc.

   (a) No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust solely by reason of his being or having been a Shareholder and not because of his or her acts or omissions in any other capacity. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability provided that any such expenses shall be paid solely out of the funds and property of the series of the Trust with respect to which such Shareholder's Shares are issued. The rights accruing to a Shareholder under this
Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided for herein.

   (b) Any Person extending credit to, contracting with or having any claim against the Trust shall look only to the Trust Property for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any former or acting Trustee or officer against any liability to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

   Section 5.2 Non-Liability of Trustees, Etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, investment adviser, employee or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

   Section 5.3 Mandatory Indemnification.

   (a) Subject to the exceptions and limitations contained in paragraph (b) below:

         (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;

         (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

   (b) No indemnification shall be provided hereunder to a Trustee or officer:

         (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or agency;

         (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

         (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or agency by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

            (A) by vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

            (B) by written opinion of independent legal counsel.

         (c) Expenses for preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph
   (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 5.3; provided that either:

         (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

         (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

   As used in this Section 5.3, a "Disinterested Trustee" is one who (i) is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission); and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

   Section 5.4 Permissive Indemnification. The Board of Trustees may authorize or ratify, either by contract or resolution, indemnification of employees and agents of the Trust, including the Investment Adviser or underwriters of the Shares, to the full extent permitted under applicable law.

   Section 5.5 Insurance; Rights to Continue. The rights of indemnification and advancement of expenses provided in this Declaration of Trust may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee, officer, investment adviser, Shareholder, employee or agent may now or hereafter be entitled, shall continue as to a Person who has ceased to be such Trustee, officer, Shareholder, Investment Adviser, employee or agent and shall inure to the benefit of the heirs, executors, administrators, and assigns of such Person. Nothing contained herein shall affect any rights to indemnification to which any Person may be otherwise entitled under law.

   Section 5.6 No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

   Section 5.7 Execution of Trust Instruments, Etc. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as officers, employees or agents of the Trust.

   Section 5.8 No Duty of Investigation; Notice in Trust Instruments, Etc. No purchaser, lender, Transfer Agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees may recite that the same is executed or made by them not individually, but as Trustees under this Declaration, and that the obligations of the Trust under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the estate of the Trust, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not operate to bind the Trustees individually. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

   Section 5.9 Reliance on Experts, Etc. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Administrator, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

                                  ARTICLE VI

                        SHARES OF BENEFICIAL INTEREST

   Section 6.1 Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable Shares which may be divided into one or more separate and distinct series, or classes thereof, as the Trustees shall from time to time create and establish. The number of Shares of beneficial interest authorized hereunder is unlimited and each Share shall have a par value of $0.01. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and nonassessable.

   Section 6.2 Rights of Shareholders. The ownership of the Trust Property and the property of each series of the Trust of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer any assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights in the Declaration specifically set forth. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series of Shares or class thereof.

   Section 6.3 Trust Only. It is the intention of the Trustees to create only the relationship of trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners and members of a joint stock association.

   Section 6.4 Issuance of Shares. The Trustees in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and Outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to liabilities and in connection with the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury and Shares may be issued in separate series as provided in Section 6.11 hereof. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust or any series. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or l-l,000ths of a Share or integral multiples thereof. The Trustees, the Distributor or any other Person the Trustees may authorize for the purpose may, in their discretion, reject any application for the issuance of Shares.

   Section 6.5 Register of Shares. A register shall be kept at the principal office of the Trust or at an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein or in the By-laws provided, until he has given his address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

   Section 6.6 Transfer of Shares. Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer, together with any certificate or certificates (if issued) for such Shares or such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the registrar of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

   Any Person becoming entitled to any Shares in consequence of the death, bankruptcy or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent; but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

   Section 6.7 Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the register of the Trust; provided, however, that annual reports and proxy statements need not be sent to a Shareholder if either of the following have been mailed to such Shareholder's address and have been returned undelivered:

         (i) an annual report and a proxy statement for two consecutive annual meetings, or

         (ii) all, and at least two, checks (if sent by first class mail) in payment of dividends on Shares during a twelve-month period.

However, delivery of such annual reports and proxy statements shall resume once the Shareholder's current address is determined.

   Section 6.8 Treasury Shares. Shares held in the treasury shall, until reissued pursuant to Section 6.4, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.

   Section 6.9 Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.2 hereof; (ii) with respect to any investment advisory or management contract as provided in Section 4.1; (iii) with respect to termination of the Trust as provided in Section 9.2;
(iv) with respect to any amendment of the Declaration to the extent and as provided in Section 9.3; (v) with respect to any merger, consolidation, conversion or sale of assets as provided in Sections 9.4 and 9.5; (vi) with respect to incorporation of the Trust or series to the extent and as provided in
Section 9.4; (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any series or class thereof or the Shareholders; and
(viii) with respect to such additional matters relating to the Trust as may be required by the Declaration, the By-laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any series or class of Shares, establish conditions under which the several series or classes shall have separate voting rights or no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the By-laws to be taken by the Shareholders. The By-laws may include further provisions for Shareholders' votes and meetings and related matters.

   Section 6.10 Meetings of Shareholders. A meeting of the Shareholders shall be held at such times, on such day and at such hour as the Trustees may from time to time determine, either at the principal office of the Trust, or at such other place as may be designated by the Trustees, for the purposes specified in
Section 2.2 or 2.3 and for such other purposes as may be specified by the Trustees.

   Section 6.11 Series Designation. The Trustees, in their discretion, may authorize the division of Shares into two or more series, and the different series shall be established and designated, and the variations in the relative rights and preferences as between the different series shall be fixed and determined, by the Trustees; provided, that all Shares shall be identical except that there may be variations so fixed and determined between different series as to investment objective, purchase price, allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several series shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all series as the context may require.

   If the Trustees shall divide the Shares of the Trust into two or more series, the following provisions shall be applicable:

   (a) All provisions herein relating to the Trust shall apply equally to each series of the Trust except as the context requires otherwise.

   (b) The number of authorized Shares and the number of Shares of each series that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any series into one or more series that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any series reacquired by the Trust at their discretion from time to time.

   (c) All consideration received by the Trust for the issue or sale of Shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series and except as may otherwise be required by applicable tax laws, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes.

   (d) The assets belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable and no series shall be liable to any Person except for its allocated share. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items are capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. The assets of a particular series of the Trust shall, under no circumstances, be charged with liabilities attributable to any other series of the Trust. All Persons extending credit to, or contracting with or having any claim against a particular series of the Trust shall look only to the assets of that particular series for payment of such credit, contract or claim. No Shareholder or former Shareholder of any series shall have any claim on or right to any assets allocated or belonging to any other series.

   (e) Each Share of a series of the Trust shall represent a beneficial interest in the net assets of such series. Each holder of Shares of a series shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such series. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a series, such Shareholder shall be paid solely out of the funds and property of such series of the Trust. Upon liquidation or termination of a series of the Trust, Shareholders of such series shall be entitled to receive a pro rata share of the net assets of such series. A Shareholder of a particular series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other series or the Shareholders of any other series of the Trust.

   (f) The establishment and designation of any series of Shares shall be effective upon the execution by a majority of the Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series, or as otherwise provided in such instrument. The Trustees may by an instrument executed by a majority of their number abolish any series and the establishment and designation thereof. Except as otherwise provided in this Article VI, the Trustees shall have the power to determine the designations, preferences, privileges, limitations and rights, of each class and series of Shares. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

   Section 6.12 Class Designation. The Trustees, in their discretion, may authorize the division of the Shares of the Trust, or, if any series be established, the Shares of any series, into two or more classes, and the different classes shall be established and designated, and the variations in the relative rights and preferences as between the different classes shall be fixed and determined, by the Trustees; provided, that all Shares of the Trust or of any series shall be identical to all other Shares of the Trust or the same series, as the case may be, except that there may be variations between different classes as to allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several classes shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all classes as the context may require.

   If the Trustees shall divide the Shares of the Trust or any series into two or more classes, the following provisions shall be applicable:

   (a) All provisions herein relating to the Trust, or any series of the Trust, shall apply equally to each class of Shares of the Trust or of any series of the Trust, except as the context requires otherwise.

   (b) The number of Shares of each class that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares of the Trust or any series or any Shares previously issued and reacquired of any class of the Trust or of any series into one or more classes that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any class reacquired by the Trust at their discretion from time to time.

   (c) Liabilities, expenses, costs, charges and reserves related to the distribution of, and other identified expenses that should properly be allocated to, the Shares of a particular class may be charged to and borne solely by such class and the bearing of expenses solely by a class of Shares may be appropriately reflected (in a manner determined by the Trustees) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of different classes. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all classes for all purposes.

   (d) The establishment and designation of any class of Shares shall be effective upon the execution of a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such class, or as otherwise provided in such instrument. The Trustees may, by an instrument executed by a majority of their number, abolish any class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

                                 ARTICLE VII

                     REDEMPTION AND REPURCHASE OF SHARES

   Section 7.1 Redemption of Shares. All Shares of the Trust shall be redeemable at the redemption price determined in the manner set out in this Declaration. Redeemed or repurchased Shares may be resold by the Trust.

   The Trust shall redeem the Shares at the price determined as hereinafter set forth, upon the appropriately verified written application of the record holder thereof (or upon such other form of request as the Trustees may determine) at such office or agency as may be designated from time to time for that purpose by the Trustees. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares in the Trust's then effective registration statement or prospectus under the Securities Act of 1933.

   Section 7.2 Price. Shares will be redeemed at their net asset value determined as set forth in Section 8.1 hereof as of such time as the Trustees shall have theretofore prescribed by resolution. In the absence of such resolution, the redemption price of Shares deposited shall be the net asset value of such Shares next determined as set forth in Section 8.1 hereof after receipt of such application.

   Section 7.3 Payment. Payment for such Shares shall be made in cash or in property out of the assets of the relevant series of the Trust to the Shareholder of record at such time and in the manner, not inconsistent with the 1940 Act or other applicable laws, as may be specified from time to time in the Trust's then effective registration statement or prospectus under the Securities Act of 1933, subject to the provisions of Section 8.4 hereof.

   Section 7.4 Effect of Suspension of Determination of Net Asset Value. If, pursuant to Section 8.1 hereof, the Trustees shall declare a suspension of the determination of net asset value, the rights of Shareholders (including those who shall have applied for redemption pursuant to Section 7.1 hereof but who shall not yet have received payment) to have Shares redeemed and paid for by the Trust shall be suspended until the termination of such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice of revocation at the office or agency where application was made, revoke any application for redemption not honored and withdraw any certificates on deposit. The redemption price of Shares for which redemption applications have not been revoked shall be the net asset value of such Shares next determined as set forth in Section 8.1 after the termination of such suspension, and payment shall be made within seven
(7) days after the date upon which the application was made plus the period after such application during which the determination of net asset value was suspended.

   Section 7.5 Repurchase by Agreement. The Trust may repurchase Shares directly, or through the Distributor or another agent designated for the purpose, by agreement with the owner thereof at a price not exceeding the net asset value per Share determined as of the time when the purchase or contract of purchase is made or the net asset value as of any time which may be later determined pursuant to Section 8.1 hereof, provided payment is not made for the Shares prior to the time as of which such net asset value is determined.

   Section 7.6 Redemption of Shareholder's Interest. The Trust shall have the right at any time to redeem Shares of any Shareholder in accordance with applicable law, subject to such terms and conditions as the Trustees may approve.

   Section 7.7 Redemption of Shares in Order to Qualify as Regulated Investment Company; Disclosure of Holding. If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify any series of the Trust as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person of a number, or principal amount, of Shares or other securities of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust into conformity with the requirements for such qualification; and (ii) to refuse to transfer or issue Shares or other securities of the Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would result in such disqualification. The redemption shall be effected at the redemption price and in the manner provided in Section 7.1.

   The holders of Shares of the Trust shall, upon demand, disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares of the Trust as the Trustees may deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.

   Section 7.8 Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula. The Trust may also reduce the number of Outstanding Shares pursuant to the provisions of Section 8.3.

   Section 7.9 Suspension of Right of Redemption. The Trustees may adopt procedures under which the Trust may declare a suspension of the right of redemption or postpone the date of payment on redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closing; (ii) during which trading on the New York Stock Exchange is restricted; (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or (iv) during any other period when the Commission may for the protection of security holders of the Trust by order permit suspension of the right of redemption or postponement of the date on payment or redemption; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii), (iii), or (iv) exist. To the extent permitted by the Commission, (i) and (ii) above may be expanded to include other securities exchanges. Such suspension shall take effect at such time as the Trust shall specify and there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end.

                                 ARTICLE VIII

        DETERMINATION OF NET ASSET VALUE, NET INCOME AND DISTRIBUTIONS

   Section 8.1 Net Asset Value. The value of the assets of any series of the Trust shall be determined by appraisal of the securities allocated to such series, such appraisal to be on the basis of the market value of such securities or, consistent with the rules and regulations of the Commission, by such other method as shall be deemed to reflect the fair value thereof, determined in good faith by or under the direction of the Trustees. Money market instruments with remaining maturities of less than sixty (60) days shall be valued on an amortized cost basis. From the total value of said assets, there shall be deducted all indebtedness, interest, taxes, payable or accrued, including estimated taxes on unrealized book profits, expenses and management charges accrued to the appraisal date, net income determined and declared as a distribution and all other items in the nature of liabilities attributable to such series which shall be deemed appropriate. The resulting amount which shall represent the total net assets of the series shall be divided by the number of Shares of such series outstanding at the time and the quotient so obtained shall be deemed to be the net asset value of the Shares of such series (which may be rounded to the nearest whole cent). The net asset value of the Shares shall be determined at least once daily on such days and in accordance with the requirements provided for in applicable rules of the Commission, at such time or times as the Trustees shall determine. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the Custodian, the Transfer Agent, the business manager or such other Person as the Trustees may determine. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act.

   Section 8.2 Distributions to Shareholders. The Trustees shall from time to time distribute ratably among the Shareholders of a series such proportion of the net profits, surplus (including paid-in surplus), capital, or assets of such series held by the Trustees as they may deem proper. Such distributions may be made in cash or property (including without limitation any type of obligations of such series or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares of such series issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such other date or time or dates or times as the Trustees shall determine. The Trustees may in their discretion determine that, solely for the purposes of such distributions, Outstanding Shares shall exclude Shares for which orders have been placed subsequent to a specified time on the date the distribution is declared or on the next preceding day if the distribution is declared as of a day on which the Transfer Agent for the Trust or applicable series is not open for business. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the series or to meet obligations of the series, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business.

   Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional or lesser amounts sufficient to enable the Trust or the series to avoid or reduce liability for taxes.

   Section 8.3 Determination of Net Income. The net income of any series shall consist of (i) all dividend and interest income accrued on portfolio assets of the series, less (ii) all actual and accrued liabilities determined in accordance with generally accepted accounting principles and plus or minus (iii) net realized or net unrealized gains and losses on the assets of the series. Interest income may include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity or determined in such other manner as the Trustees may determine. Expenses of the series, including the advisory or management fee, shall be accrued each day. Such net income may be determined by or under the direction of the Trustees as of such time or times as the Trustees shall determine, and all the net income of the series, so determined, may be declared as a dividend on the Outstanding Shares of such series. If, for any reason, the net income of the series determined at any time is a negative amount, the Trustees shall have the power
(i) to offset each Shareholder's pro rata share of such negative amount from the accrued dividend account of such Shareholder; or (ii) to reduce the number of Outstanding Shares of the series by reducing the number of Shares in the account of such Shareholder by that number of full and fractional Shares which represents the amount of such excess negative net income; or (iii) to cause to be recorded on the books of the series an asset account in the amount of such negative net income, which account may be reduced by the amount, provided that the same shall thereupon become the property of the series and shall not be paid to any Shareholder, of dividends declared thereafter upon the Outstanding Shares on the day such negative net income is experienced, until such asset account is reduced to zero; or (iv) to combine the methods described in clauses (i) and
(ii) and (iii) of this sentence, in order to cause the net asset value per Share of the series to remain at a constant amount per Outstanding Share immediately after each such determination and declaration. The Trustees shall also have the power to omit to declare a dividend out of net income for the purpose of causing the net asset value per Share of the series to be increased to a constant amount. The Trustees shall not be required to adopt, but may at any time adopt, discontinue or amend a practice of maintaining the net asset value per Share of a series at a constant amount, in accordance with applicable rules under the 1940 Act.

   Section 8.4 Allocation Between Principal and Income. The Trustees shall have full discretion to determine whether any cash or property received shall be treated as income or as principal and whether any item of expense shall be charged to the income or the principal account, and their determination made in good faith shall be conclusive. In the case of stock dividends received, the Trustees shall have full discretion to determine, in the light of the particular circumstances, how much, if any, of the value thereof shall be treated as income, the balance, if any, to be treated as principal.

   Section 8.5 Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article VIII, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per Share net asset value of the series' Shares or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable.

                                  ARTICLE IX

           DURATION; TERMINATION OF TRUST; AMENDMENT; MERGERS, ETC.

   Section 9.1 Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article IX.

   Section 9.2  Termination of Trust.

   (a) The Trust or any series of the Trust may be terminated (i) by the affirmative vote of the holders of not less than seventy-five percent (75%) of the Outstanding Shares entitled to vote at any meeting of Shareholders; or (ii) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than seventy-five percent (75%) of such Shares, unless such action has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with the Bylaws, in which case the affirmative vote of a majority of the Outstanding Shares is required. Upon the termination of the
Trust:

         (i) The Trust or any series of the Trust shall carry on no business except for the purpose of winding up its affairs;

         (ii) The Trustees shall proceed to wind up the affairs of the Trust or any series of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and to do all other acts appropriate to liquidate its business; provided, that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all of the Trust Property or property of the series of the Trust shall require Shareholder approval in accordance with Section 9.5 hereof; and

         (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly in cash and partly in kind, among the Shareholders according to their respective rights.

   (b) After termination of the Trust or any series of the Trust and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and place in the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease.

   Section 9.3  Amendment Procedure.

   (a) Except as provided in paragraphs (b) and (c) of this Section 9.3, this Declaration may be amended by a Majority Shareholder Vote or by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of the Outstanding Shares entitled to vote. The Trustees may also amend this Declaration without the vote or consent of Shareholders to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing so to do.

   (b) No amendment may be made under this Section 9.3 which would change any rights with respect to any Shares by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Outstanding Shares entitled to vote. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

   (c) No amendment may be made under this Section 9.3 which shall amend, alter, change or repeal any of the provisions of Sections 9.2, 9.3, or 9.5 unless the amendment effecting such amendment, alteration, change or repeal shall receive the affirmative vote or consent of seventy-five percent (75%) of the Outstanding Shares entitled to vote unless such action has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with this Declaration, in which case the affirmative vote of a majority of the Outstanding Shares, as defined in the 1940 Act, shall be required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of Shares otherwise required by law or by the terms of any class or series of preferred stock, whether now or hereafter authorized, or any agreement between the Trust and any national securities exchange.

   (d) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when placed in the records of the Trust.

   Notwithstanding any other provision hereof, until such time as a registration statement under the Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

   Section 9.4 Incorporation and Reorganization. With the approval of the holders of a majority of the Outstanding Shares entitled to vote, or by such other vote as may be established by the Trustees with respect to any series of Shares, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust, partnership, association or other organization to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property to any such corporation, trust, partnership, association or organization in exchange for the shares or securities thereof or otherwise and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization or any corporation, partnership, association, trust, or organization in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.

   Section 9.5 Vote Required for Certain Actions.

   Notwithstanding any other provision of this Declaration, a favorable vote of the holders of at least seventy-five percent (75%) of the Shares of the Trust then entitled to be voted on the matter shall be required to approve, adopt or authorize:

         (i) a merger or consolidation of the Trust with another entity;

         (ii) a sale of all or substantially all of the assets of the Trust (other than in the regular course of its investment activities); or

         (iii) a liquidation or dissolution of the Trust; unless such action has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with this Declaration, in which case the affirmative vote of a majority of the Outstanding Shares, as defined in the 1940 Act, shall be required.

                                  ARTICLE X

                           REPORTS TO SHAREHOLDERS

   The Trustees shall at least annually, or as required by the 1940 Act, submit to the Shareholders a written financial report of the Trust, which may be included in the Trust's prospectus, of the transactions of the Trust, including financial statements which shall be certified at least annually by independent public accountants.

                                  ARTICLE XI

                                MISCELLANEOUS

   Section 11.1 Filing. This Declaration and any amendment hereto shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some later time for the effectiveness of such amendment, such amendment shall be effective upon its filing. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

   Section 11.2 Governing Law. This Declaration is executed by the Trustees and delivered in The Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said Commonwealth.

   Section 11.3 Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

   Section 11.4 Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust appears to be a Trustee hereunder, certifying: (a) the number or identity of Trustees or Shareholders;
(b) the due authorization of the execution of any instrument or writing; (c) the form of any vote passed at a meeting of Trustees or Shareholders; (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration; (e) the form of any By-laws adopted by or the identity of any officers elected by the Trustees; or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

   Section 11.5 Provisions in Conflict With Law or Regulations.

   (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed not to constitute and never to have constituted a part of the Declaration; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration or render invalid or improper any action taken or omitted prior to such determination.

   (b) If any provision of the Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall affect only such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration in any jurisdiction.

   Section 11.6 Appointment of Resident Agent.

   CT Corporation System, 2 Oliver Street, Boston, Massachusetts 02109, is hereby appointed the resident agent of the Trust in the Commonwealth of Massachusetts upon whom may be served any notice, process or pleading in any action or proceeding against the Trust or the Trustees as such.

   IN WITNESS WHEREOF, the undersigned have executed this instrument this ______ day of _________, 1997.

                                                -------------------------------

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                                                -------------------------------

                                                -------------------------------

                                                -------------------------------

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                                      A-26

                                 CERTIFICATE

   Pursuant to Section 11.1 of the Declaration, the undersigned Trustee hereby acknowledges and certifies that this Amended and Restated Declaration of Trust of Templeton Global Governments Income Trust is made in accordance with the provisions of the Declaration, and shall be effective upon its filing with the Secretary of the Commonwealth of Massachusetts.

   IN WITNESS WHEREOF, the undersigned has executed this instrument this ______ day of _________, 1997.


                                                -------------------------------

                                                                      APPENDIX A




--------------------------------------------------------------------------------

PROXY            TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST            PROXY

                 ANNUAL MEETING OF SHAREHOLDERS, MARCH 25, 1997
                              PLEASE VOTE PROMPTLY

           This Proxy is Solicited on behalf of the Board of Trustees

      The undersigned hereby appoints BARBARA J. GREEN and JOHN K. CARTER, and each of them, with full power of substitution, as proxies to vote for and in the name, place and stead of the undersigned at the Annual Meeting of Shareholders of Templeton Global Governments Income Trust (the "Trust") to be held at the Trust's offices, 500 East Broward Blvd., Ft. Lauderdale, Florida 33394-3091, on Tuesday, March 25, 1997 at 10:00 A.M., EST, and at any adjournment thereof, according to the number of votes and as fully as if personally present.



                 (Continued and to be signed on the other side)

--------------------------------------------------------------------------------


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

Please mark boxes [ ] or [X] in blue or black ink.

1. ELECTION OF TRUSTEES:           [ ] FOR THE NOMINEES                              [ ] WITHHOLD AUTHORITY
                                       (except as marked to the contrary below)          (to vote for all nominees listed below)

                           Betty P. Krahmer, Nicholas F. Brady, Charles B. Johnson and Edith E. Holiday
  (INSTRUCTION: To withhold authority to vote for any idividual nominee, write that nominee's name on the space provided below.)

  ---------------------------------------------------------------------------------------------------------------------------------

2. Ratification of the selection of McGladrey & Pullen, LLP as independent public accountants for the Trust for the fiscal year ending August 31, 1997.

                         FOR     [ ]      AGAINST    [ ]     ABSTAIN    [ ]

3. To amend the Trust's Declaration of Trust to convert the Trust to an open-end investment company.

                        FOR     [ ]      AGAINST    [ ]     ABSTAIN    [ ]

4. In their discretion, the Proxyholders are authorized to vote upon such other matters whcih may legally come before the Meeting or any adjournments thereof.

                        FOR     [ ]      AGAINST    [ ]     ABSTAIN    [ ]

                                                                      This  Proxy  when  properly  executed  will be  voted in the manner (or not voted) as specified.  If no  specification is made,  the Proxy will be voted FOR all  nominees for Trustee in Proposal 1, in favor of  Proposal 2,  AGAINST  Proposal 3 and within the discretion of the Proxyholders as to Proposal
                                                                      4.

                                                                      Please sign personally. If the shares are registered in more than one name,  each joint  owner or each  fiduciary  should sign  personally.  Only authorized  officers should sign for corporations.

                                                                      Dated _______________________________________________________

                                                                      _____________________________________________________________
                                                                                                Signature

                                                                      _____________________________________________________________
                                                                                                Signature